SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2006

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On October 26, 2006, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the third quarter, which ended September 30, 2006. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 26, 2006, VASCO held a conference call with investors to discuss VASCO’s earnings and results of operations for the third quarter and the nine months ended September 30, 2006. A script read by officers of VASCO during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The press release and the comments by VASCO during the conference call contained a non-GAAP financial measure within the meaning of the Securities and Exchange Commission’s Regulation G. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The press release contained a reference to EBITDA and provided a reconciliation of EBITDA to net income on the face of the Consolidated Statement of Operations. EBITDA, which is earnings before interest, taxes, depreciation and amortization, is computed by adding back net interest expense, income tax expense, depreciation expense, and amortization expense to net income as reported.

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ITEM 8.01 Other Events

On October 25, 2006, pursuant to a Share Purchase Agreement between VASCO Data Security Europe N.V. (VDSE), a wholly owned subsidiary of VASCO Data Security International, Inc. and Mr. Alex Ongena (Seller), VDSE acquired 100% of the total issued share capital of Able N.V., a corporation organized under the laws of Belgium and Able Holding BVBA, a private limited liability company organized and existing under the laws of Belgium (the Companies). Concurrent with the Share Purchase Agreement, Able N.V. entered into a Consultancy Services Agreement with OCS, BVBA, a limited liability corporation organized and existing under the laws of Belgium, represented by the Seller.

The purchase price paid to the Seller for the acquisition was €5,000,000 ($6,274,000) in cash. Of this purchase payment, €1,250,000 ($1,568,000) may be returned to VDSE in whole or in part in the event that the Consulting Services Agreement is terminated before the completion of four years of service. This amount will not be included in the purchase cost of the acquisition as computed under Financial Accounting Standard 141, Business Combinations, but will be amortized over the four year term.

On October 26, 2006, VASCO Data Security International, Inc. issued a press release announcing the acquisition of the Companies. The press release is attached hereto as Exhibit 99.3.

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ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press release, dated October 26, 2006, providing financial update of VASCO Data Security International, Inc. for the quarter and nine-month period ended September 30, 2006.

99.2	Text of script for October 26, 2006 Earnings Conference Call.

99.3	Press release, dated October 26, 2006, announcing the acquisition of Able N.V.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2006	VASCO Data Security International, Inc.
(Registrant)

	By:	/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 26, 2006, announcing financial update of VASCO Data Security International, Inc. for the quarter and nine month period ended September 30, 2006.

99.2	Text of script for October 26, 2006 Earnings Conference Call.

99.3	99.3 Press release, dated October 26, 2006, announcing the acquisition of Able N.V.

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